SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2007

UNIVERSAL BIOENERGY, INC.

(Exact name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

Nevada	333-123465	20-1770378
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

128 Biodiesel Drive	38858
Nettleton, MS
(Address of principal executive offices)	(Zip Code)

662-963-3333

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(1)	Previous Independent Auditors:

(i) On December 20, 2007, Murrell, Hall, McIntosh & Co., PLLP (“Murrell”) was dismissed as independent auditor for the Company. On December 20, 2007, the Company engaged Webb & Company, PA (“Webb”) as its principal independent accountant. This decision to engage Webb was ratified by the majority approval of the Board of Directors of the Company.

(ii) Management of the Company has not had any disagreements with Murrell related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Murrell’s termination on December 20, 2007, there has been no disagreement between the Company and Murrell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Murrell would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its review of financial statements through December 20, 2007, there have been no disagreements with Murrell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Murrell would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent audit period and the interim period subsequent to December 20, 2007 there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Murrell furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)	New Independent Accountants:

(i) The Company engaged Webb & Company, PA (“Webb”) as its new independent auditors as of December 20, 2007. Prior to such date, the Company, did not consult with Webb regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following documents are being filed herewith by Universal as exhibits to this Current Report on Form 8-K:

16.1 Letter from Murrell, Hall, McIntosh & Co., PLLP dated December 20, 2007.

UNIVERSAL BIOENERGY, INC.
(Registrant)

Date: December 20, 2007	By:	/s/ James E. Earnest

James E. Earnest
President of
Universal Bioenergy, Inc.